Exhibit 21
List Of Subsidiaries

The following is a list of subsidiaries of AbbVie Inc. as of December 31, 2021. AbbVie is not a subsidiary of any other corporation.

Domestic Subsidiaries	Incorporation

AbbVie Aviation LLC	Illinois

AbbVie Biopharmaceuticals LLC	Delaware

AbbVie Bioresearch Center Inc.	Delaware

AbbVie Biotech Ventures Inc.	Delaware

AbbVie Biotherapeutics Inc.	Delaware

AbbVie Domestic Holdings Inc.	Delaware

AbbVie Endocrine Inc.	Delaware

AbbVie Endocrinology Inc. (d/b/a Pharmacy Solutions)	Delaware

AbbVie Finance Corporation	Delaware

AbbVie Finance LLC	Delaware

AbbVie Global Inc.	Delaware

AbbVie Global Holdings Inc.	Delaware

AbbVie Holdco Inc.	Delaware

AbbVie Holdings Inc.	Delaware

AbbVie International Inc.	Delaware

AbbVie Investments Inc.	Delaware

AbbVie Pharma Inc.	Delaware

AbbVie Pharmaceuticals LLC	Delaware

AbbVie Products LLC	Georgia

AbbVie Purchasing LLC	Delaware

AbbVie Resources Inc.	Delaware

AbbVie Resources International Inc.	Delaware

AbbVie Respiratory LLC	Delaware

AbbVie Sales Inc.	Delaware

AbbVie Services Inc.	Delaware

AbbVie Stemcentrx LLC	Delaware

AbbVie Subsidiary LLC	Delaware

AbbVie US Holdings LLC	Delaware

AbbVie US LLC	Delaware

AbbVie Ventures LLC	Delaware

Aeropharm Technology, LLC	Delaware

AGN International Inc.	Delaware

AGN Kythera, LP	Delaware

AGN Labs LLC	Delaware

AGN LLC	Delaware

AGN Sundry, LLC	Delaware

Allergan Akarna LLC	Delaware

Allergan Finance, LLC	Nevada

ALLERGAN FINCO 2 INC.	Delaware

ALLERGAN FINCO INC.	Delaware

Allergan GI Corp	Delaware

Allergan GP Holding LLC	Delaware

Allergan Holdco US, Inc.	Delaware

Allergan Holdings B1, Inc.	Delaware

Allergan Holdings, Inc.	Delaware

Allergan, Inc.	Delaware

Allergan Laboratories, LLC	Delaware

Allergan Lending 2 LLC	Delaware

Allergan Lending LLC	Delaware

Allergan Pharma Inc.	Delaware

Allergan Property Holdings, LLC	Delaware

Allergan Puerto Rico Holdings, Inc.	Delaware

Allergan Sales Puerto Rico, Inc.	California

Allergan Sales, LLC (d/b/a Allergan; d/b/a Bioscience Laboratories)	Delaware

Allergan Therapeutics LLC	Delaware

Allergan USA, Inc. (d/b/a Pacificom / Pacific Communications)	Delaware

Allergan W.C. Holding Inc.	Delaware

Anterios, Inc.	Delaware

Aptalis Pharma US, Inc.	Delaware

AqueSys, Inc.	Delaware

BioDisplay Technologies, Inc.	Illinois

Bonti, Inc.	Delaware

Cearna Aesthetics, Inc.	Delaware

Chase Pharmaceuticals Corporation	Delaware

Del Mar Indemnity Company LLC	Hawaii

Durata Holdings, Inc.	Delaware

Durata Therapeutics, Inc.	Delaware

Durata Therapeutics U.S. Limited	Delaware

Eden Biodesign, LLC	Delaware

Envy Medical, Inc.	Delaware

Exemplar Pharma, LLC	Delaware

Foresight Vision5, Inc.	Delaware

Fremont Holding L.L.C.	Delaware

Furiex Pharmaceuticals LLC	Delaware

IEP Pharmaceutical Devices, LLC	Delaware

Keller Medical, Inc.	Delaware

Knoll Pharmaceutical Company	New Jersey

KOS Pharmaceuticals, Inc.	Delaware

Life Properties Inc.	Delaware

LifeCell Corporation	Delaware

MAP Pharmaceuticals, LLC	Delaware

Mavupharma, Inc.	Delaware

MPEX Pharmaceuticals, Inc.	Delaware

Naurex Inc.	Delaware

Oculeve, Inc.	Delaware

Organics L.L.C.	Delaware

Pacific Pharma, Inc.	Delaware

Pharmacyclics LLC	Delaware

Pharmax Holding Limited	Delaware

Repros Therapeutics Inc.	Delaware

Rowell Laboratories, Inc.	Minnesota

RP Merger Sub, Inc.	Delaware

Sapphire Merger Sub, Inc.	Delaware

Silicone Engineering, Inc.	California

Soliton Inc.	Delaware

Suffolk Merger Sub, Inc.	Delaware

TeneoOne, Inc.	Delaware

Tobira Therapeutics, Inc.	Delaware

Topokine Therapeutics, Inc.	Delaware

Transderm, Inc.	Delaware

Unimed Pharmaceuticals, LLC	Delaware

Venice Subsidiary LLC	Delaware

Vicuron Pharmaceuticals LLC	Delaware

Vitae Pharmaceuticals, LLC	Delaware

Warner Chilcott Leasing Equipment Inc.	Delaware

Warner Chilcott Sales (US), LLC	Delaware

Zeltiq A LLC	Delaware

Zeltiq Aesthetics, Inc.	Delaware

Zeltiq International, LLC	Delaware

Foreign Subsidiaries	Incorporation

AbbVie S.A.	Argentina

Allergan Productos Farmaceuticos S.A.	Argentina

Allergan Australia Pty Limited	Australia

Elastagen Pty Ltd	Australia

Kythera Biopharmaceuticals Australia Pty Ltd	Australia

AbbVie Pty Ltd	Australia

AbbVie GmbH	Austria

AbbVie Bahamas Ltd.	Bahamas

AbbVie SA	Belgium

Allergan N.V.	Belgium

Odyssea Pharma SPRL	Belgium

AbbVie Ltd	Bermuda

AbbVie Biotechnology Ltd	Bermuda

AbbVie Finance Limited	Bermuda

AbbVie Global Enterprises Ltd.	Bermuda

AbbVie Holdings Unlimited	Bermuda

Allergan Development Ventures I, LP	Bermuda

Allergan Holdings B Ltd.	Bermuda

Allergan Holdings B2, Ltd.	Bermuda

Kythera Holdings Ltd	Bermuda

Warner Chilcott Holdings Company II, Limited	Bermuda

Warner Chilcott Holdings Company III, Limited	Bermuda

Warner Chilcott Limited	Bermuda

AbbVie d.o.o.	Bosnia

AbbVie Farmacêutica Ltda.	Brazil

Allergan Productos Farmaceuticos Ltda.	Brazil

AbbVie EOOD	Bulgaria

Allergan Bulgaria EOOD	Bulgaria

AbbVie Corporation	Canada

AbbVie Holdings Corporation	Canada

Allergan Inc.	Canada

Aptalis Pharma Canada ULC	Canada (Alberta)

Allergan Holdings C, Ltd.	Cayman Islands

Allergan Overseas Holding	Cayman Islands

Pharmacyclics Cayman Ltd.	Cayman Islands

Stemcentrx Cayman Ltd.	Cayman Islands

AbbVie Productos Farmacéuticos Limitada	Chile

Allergan Laboratorios Limitada	Chile

AbbVie Pharmaceutical Trading (Shanghai) Co., Ltd.	China

Allergan (Chengdu) Medical Aesthetics Clinic Co., Ltd.	China

Allergan Information Consulting (Shanghai) Co., Ltd.	China

Allergan Medical Device (Shanghai) Co., Ltd.	China

AbbVie S.A.S.	Colombia

Allergan de Colombia S.A.	Colombia

Allergan Costa Rica S.R.L.	Costa Rica

AbbVie d.o.o.	Croatia

AbbVie Limited	Cyprus

AbbVie s.r.o.	Czech Republic

Allergan CZ, s.r.o.	Czech Republic

AbbVie A/S	Denmark

Allergan ApS	Denmark

AbbVie, S.R.L.	Dominican Republic

AbbVie L.L.C.	Egypt

AbbVie OÜ	Estonia

AbbVie Oy	Finland

Allergan Finland Oy	Finland

AbbVie SAS	France

Allergan France SAS	France

Allergan Holdings France SAS	France

Allergan Industrie SAS	France

Eurand France S.A.S.	France

Forest Holdings France S.A.S.	France

AbbVie Biotechnology GmbH	Germany

AbbVie Deutschland GmbH & Co. KG	Germany

AbbVie Komplementär GmbH	Germany

AbbVie Pharmaceuticals GmbH	Germany

AbbVie Real Estate Management GmbH	Germany

Allergan GmbH	Germany

AbbVie (Gibraltar) Holdings Limited	Gibraltar

AbbVie (Gibraltar) Limited	Gibraltar

AbbVie Pharmaceuticals Societe Anonyme	Greece

Allergan Hellas Pharmaceuticals S.A.	Greece

AbbVie, Socieded Anonima	Guatemala

AbbVie Limited	Hong Kong

Allergan Hong Kong Limited	Hong Kong

AbbVie Gyogyszerkereskedelmi Korlatolt Felelossegu Tarsasag	Hungary

Allergan Hungary Kft.	Hungary

Allergan Healthcare India Private Limited	India

Allergan India Private Limited*	India

AbbVie International Holdings Unlimited Company	Ireland

AbbVie Ireland Holdings Unlimited Company	Ireland

AbbVie Ireland Unlimited Company	Ireland

AbbVie Limited	Ireland

AbbVie Manufacturing Management Unlimited Company	Ireland

Allergan Botox Unlimited Company (In voluntary liquidation)	Ireland

Allergan Equities Unlimited Company	Ireland

Allergan Furiex Ireland Limited (In voluntary liquidation)	Ireland

Allergan Holdings Unlimited Company	Ireland

Allergan Ireland Holdings Unlimited Company	Ireland

Allergan Ireland Limited	Ireland

Allergan Limited	Ireland

Allergan Pharma Limited	Ireland

Allergan Pharmaceuticals Holdings (Ireland) Unlimited Company (In voluntary liquidation)	Ireland

Allergan Pharmaceuticals International Limited	Ireland

Allergan Pharmaceuticals Ireland Unlimited Company	Ireland

Allergan Services International, Unlimited Company	Ireland

Allergan WC Ireland Holdings Limited	Ireland

Forest Laboratories Ireland Limited	Ireland

Fournier Laboratories Ireland Limited	Ireland

Pharmacyclics (Europe) Limited	Ireland

Tosara Exports Limited (In voluntary liquidation)	Ireland

Warner Chilcott Intermediate (Ireland) ULC	Ireland

Zeltiq Ireland International Holdings Unlimited Company	Ireland

Zeltiq Ireland Unlimited Company	Ireland

AbbVie Biopharmaceuticals Ltd.	Israel

Allergan Israel Ltd.	Israel

Marbelle Threads Ltd.	Israel

AbbVie S.r.l.	Italy

Allergan S.p.A.	Italy

Aptalis Pharma S.r.l.	Italy

AbbVie GK	Japan

Allergan International YK	Japan

Allergan Japan KK	Japan

Allergan K.K.	Japan

Allergan NK	Japan

AbbVie Ltd	Korea, South

Allergan Korea Ltd.	Korea, South

AbbVie SIA	Latvia

AbbVie UAB	Lithuania

Allergan Baltics, UAB	Lithuania

AbbVie Biotherapeutics S.àr.l.	Luxembourg

AbbVie Holdings S.à r.l.	Luxembourg

AbbVie Global S.à r.l.	Luxembourg

Allergan AHI S.à r.l.	Luxembourg

Allergan Capital 2 S.à r.l.	Luxembourg

Allergan Capital S.à r.l.	Luxembourg

Allergan Europe S.à r.l.	Luxembourg

Allergan Finance S.à r.l.	Luxembourg

Allergan Funding SCS	Luxembourg

Allergan Global S.à r.l.	Luxembourg

Allergan Holdings S.à r.l.	Luxembourg

Allergan International Holding S.à r.l.	Luxembourg

Allergan Luxembourg International S.à r.l.	Luxembourg

Allergan WC 1 S.à r.l.	Luxembourg

Allergan WC 2 S.à r.l.	Luxembourg

AbbVie Sdn. Bhd.	Malaysia

Allergan Malaysia Sdn Bhd	Malaysia

Allergan Malta Holding Limited	Malta

Allergan Malta II Limited	Malta

Allergan Malta Limited	Malta

AbbVie Farmacéuticos, S.A. de C.V.	Mexico

Allergan Servicios Profesionales, S. de R.L. de C.V.	Mexico

Allergan, S.A. de C.V.	Mexico

AbbVie B.V.	Netherlands

AbbVie Central Finance B.V.	Netherlands

AbbVie Enterprises B.V.	Netherlands

AbbVie Finance B.V.	Netherlands

AbbVie Ireland NL B.V.	Netherlands

AbbVie Japan Holdings B.V.	Netherlands

AbbVie Logistics B.V.	Netherlands

AbbVie Nederland Holdings B.V.	Netherlands

AbbVie Pharmaceuticals B.V.	Netherlands

AbbVie Research B.V.	Netherlands

AbbVie Venezuela B.V.	Netherlands

AbbVie Venezuela Holdings B.V.	Netherlands

Allergan B.V.	Netherlands

Aptalis Holding B.V.	Netherlands

Aptalis Netherlands B.V.	Netherlands

Forest Finance B.V.	Netherlands

Warner Chilcott Nederland B.V.	Netherlands

AbbVie Limited	New Zealand

Allergan New Zealand Limited	New Zealand

AbbVie AS	Norway

Allergan AS	Norway

AbbVie, S. de R.L.	Panama

Allergan Healthcare Philippines, Inc.	Philippines

AbbVie Polska Sp. z o.o.	Poland

AbbVie Sp. z o.o.	Poland

Allergan Sp. z o.o.	Poland

AbbVie, L.da	Portugal

AbbVie Promoção, L.da	Portugal

AbbVie Corp	Puerto Rico

Knoll LLC	Puerto Rico

AbbVie S.R.L.	Romania

AbbVie Trading S.R.L.	Romania

Allergan S.R.L.	Romania

AbbVie Limited Liability Company	Russia

Allergan C.I.S. S.a.r.l.	Russia

Allergan Saudi Arabia LLC*	Saudi Arabia

Allergan d.o.o. Beograd	Serbia

AbbVie Operations Singapore Pte. Ltd.	Singapore

AbbVie Pte. Ltd.	Singapore

Allergan Singapore Pte. Ltd.	Singapore

AbbVie Holdings s.r.o.	Slovakia

AbbVie s.r.o.	Slovakia

Allergan SK s.r.o.	Slovakia

AbbVie Biofarmacevtska druzba d.o.o.	Slovenia

AbbVie (Pty) Ltd.	South Africa

Allergan Pharmaceuticals (Proprietary) Limited	South Africa

AbbVie Spain, S.L.	Spain

Allergan S.A.	Spain

AbbVie AB	Sweden

Allergan Norden AB	Sweden

AbbVie AG	Switzerland

AbbVie Biopharmaceuticals GmbH	Switzerland

Allergan AG	Switzerland

Pharmacyclics Switzerland GmbH	Switzerland

VarioRaw Percutive S.à r.l.	Switzerland

Warner Chilcott Pharmaceuticals S à rl	Switzerland

Allergan Pharmaceuticals Taiwan Co. Ltd.	Taiwan

AbbVie Ltd.	Thailand

Allergan (Thailand) Limited	Thailand

AbbVie Sarl	Tunisia

AbbVie Tıbbi İlaçlar Sanayi ve Ticaret Limited Şirketi	Turkey

Allergan Ilaclari Ticaret Anonim Sirketi	Turkey

Allergan Ukraine LLC	Ukraine

Allergan Middle East Limited	United Arab Emirates

AbbVie Australasia Holdings Limited	United Kingdom

AbbVie Biotherapeutics Limited	United Kingdom

AbbVie Investments Limited	United Kingdom

AbbVie Ltd	United Kingdom

AbbVie Trustee Company Limited	United Kingdom

AbbVie UK Holdco Limited	United Kingdom

Akarna Therapeutics, Limited	United Kingdom

Allergan Holdco UK Limited	United Kingdom

Allergan Holdings Limited	United Kingdom

Allergan Limited	United Kingdom

Lifecell EMEA Limited (In voluntary liquidation)	United Kingdom

Renable Pharma Ltd.	United Kingdom

Zeltiq Limited (In voluntary liquidation)	United Kingdom

AbbVie S.A.	Uruguay

AbbVie Pharmaceuticals SCA.	Venezuela

* Ownership of such subsidiary is less than 100% by AbbVie or an AbbVie subsidiary